Davenport & Company Metals & Mining Symposium September 13, 2006 Exhibit 99.1

Forward-Looking Statements
Statements that are not historical fact are forward-looking statements and may involve a number of risks and uncertainties. We have used the words “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,”
“project” and similar terms and phrases, including references to assumptions, in this presentation to identify forward-
looking statements. These forward-looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. The following factors are among those that may cause actual results to differ materially from our forward-looking statements: market demand for coal, electricity and steel; availability of qualified workers; future economic or capital market conditions; weather conditions or catastrophic weather-related damage; our production capabilities; the ongoing integration of Anker and
CoalQuest into our business; the consummation of financing, acquisition or disposition transactions and the effect thereof on our business; our plans and objectives for future operations and expansion or consolidation; our relationships with, and other conditions affecting, our customers; the availability and costs of key supplies or commodities such as diesel fuel, steel, explosives and tires; prices of fuels which compete with or impact coal usage, such as oil and natural gas;
timing of reductions or increases in customer coal inventories; long-term coal supply arrangements; risks in coal mining;
unexpected maintenance and equipment failure; environmental, safety and other laws and regulations, including those directly affecting our coal mining and production, and those affecting our customers’ coal usage; competition; railroad, barge, trucking and other transportation availability, performance and costs; employee benefits costs and labor relations issues; replacement of our reserves; our assumptions concerning economically recoverable coal reserve estimates;
availability and costs of credit, surety bonds and letters of credit; title defects or loss of leasehold interests in our properties which could result in unanticipated costs or inability to mine these properties; future legislation and changes in regulations or governmental policies or changes in interpretations thereof, including with respect to safety enhancements;
the impairment of the value of our goodwill; the ongoing investigations into the Sago mine explosion; and our liquidity, results of operations and financial condition; the adequacy and sufficiency of our internal controls and legal and administrative proceedings, settlements, investigations and claim.
You should keep in mind that any forward-looking statement made by us in this presentation speaks only as of the date on which we make it. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We have no duty to, and do not intend to, update or revise the forward-looking statements in this presentation except as may be required by law. In light of these risks and uncertainties, you should keep in mind that any forward-looking statement made in this presentation might not occur.

2 Ben Hatfield President and Chief Executive Officer Management Presenter

Prominent position in 3 of the 4 largest coal producing regions in the U.S.
Strong operating assets and large undeveloped reserve base provide attractive internal expansion opportunities
Growing production levels and significant committed tonnage
Highly productive workforce that is 100% union free
Strong balance sheet with minimal long–term legacy liabilities
Investment grade customer base extends across diverse market regions
Experienced management team
Favorable coal industry fundamentals
Key Investment Considerations

Leading Appalachian coal producer formed in May 2004 by an investor group led by Wilbur Ross
October 1, 2004 – acquired 5 major mining complexes and substantial coal reserves through the bankruptcy sale of Horizon assets
November 18, 2005 – completed stock acquisition of Anker and CoalQuest which added 5 mining complexes and boosted reserves by nearly 75%
November 21, 2005 – began trading on NYSE under symbol ICO
December 12, 2005 – completed $231 million equity offering
ICG Overview
Summary Statistics as of June 30, 2006
Revenue: $435.5 mm
EBITDA: $30.90 mm
Market capitalization¹
$902.5 mm
Senior Notes Offering: $175mm @ 10¼%
Coal reserves²:
1.06 billion tons (proven and probable)
Coal production: 9.6 mm tons
Reserve life²:
Approximately 72 years
Notes:
1   Market capitalization is based on 152.7 million shares outstanding and a stock price of $5.91 as of September 7, 2006
2   ICG reserve data as of 3/31/2006

11 active mining complexes—6 in Central Appalachia, 4 in Northern
Appalachia and 1 in Illinois Basin
6 new mining complexes planned for future development
Flagship development will be the Tygart projects in Northern WV
– 200 million ton reserve developed with 2 major deep mine complexes
– Favorable coal quality is marketable as low sulfur steam or hi-vol met
KY
VA
WV
ICG Eastern
ICG East
Kentucky
ICG Hazard
ICG Knott County
Current and Future Operations
Vindex Energy
Patriot Mining
Buckhannon / Spruce
Philippi
Development
Tygart #1
Big Creek Beckley
Juliana
MD
ICG Illinois
IL
Future Operations
Current Operations
Jennie Creek
Denmark
Property
Flint Ridge Complex
Other Strategic Properties
Paw Paw Creek Property
OH
Raven Complex
Tygart #2
Current and Future Operations

1.06 billion tons of coal reserves controlled - primarily high Btu, low sulfur steam and metallurgical quality coal
- 564 million tons in Appalachian Region
- 496 million tons in Illinois Basin
All mine developments currently planned are in the Appalachian Region
IL developments are expected to be facilitated by increased deployment of utility scrubbers and growing demand for coal conversion projects
Appalachian Reserve Profile
Total Reserve Profile
Owned vs. Leased
Heat Content (Btu) Sulfur Content (%)
564 million tons
Total Reserve Profile
Met. vs. Steam
1.06 billion tons
High Caliber Reserve Base
18%
82%
> 12,500
< 12,500
88%
12%
< 1.5%
> 1.5%
72%
28%
Owned
Leased
70%
30%
Steam
Metallurgical
Note:
1   ICG reserve data as of 3/31/2006
1

(% Owned)
ICG
Consol
Foundation
Peabody
Massey
Arch
James River
Alpha

(Years of Production)
ICG
Consol
Massey
Peabody
Arch
Foundation
James River
Alpha

Total Reserves—
% Owned vs. Leased
Years of Production Based on
Total Reserves
Source:  Company Reports
Notes:
1    Reserve data for peers as of 12/31/05; ICG reserve data as of 3/31/06 (Years based on total reserves divided by 2005 production.)
2    Arch reserve data is as of 12/31/05 as reported by Arch management and is not pro forma for the Magnum Coal transaction
Strong Reserve Position
1
1
72
56
45
42
17
13
7
3
0
10
20
30
40
50
60
70
80
72
65
52
46
29
26
24
19
0
10
20
30
40
50
60
70
80

Other expansion opportunities available:
— Denmark Property – 150 million tons in Southern Illinois
— Paw Paw Creek Property – 100 million tons in Southeastern Ohio
Projected Production
Production Outlook Summary
New Mine Developments
Note:
1    2005 pro forma for acquisition of Anker / CoalQuest
Projects Now Under Construction
Raven Complex –
Startup Q3 2006
– 1.2 mm tons/yr
Beckley Complex –
Startup mid 2007
–
1.4 mm tons/yr
Other Future Mine Development Projects
Tygart #1 Complex -
Planned Startup Mid 2008
Jennie Creek
Juliana Complex
Big Creek Complex
Tygart #2 Complex
Currently in Evaluation
& Planning Stages
14.9
17.0
17-19
8
10
12
14
16
18
20
22
24
26
2005 2006 2007
1

Typically 50% contracted by
middle of previous year with
another 35% contracted by end
of the previous year
Some committed tons are
subject to price reopeners
Committed Tonnage
Strong committed sales levels provide stable and predictable revenue stream
Significant Committed Tonnage
67%
Committed
Projected Sales 20 mm tons 18-20 mm tons
Note:  As of September 11, 2006
98
55
12
33
2
0
25
50
75
100
2006
2007
Uncommitted
Committed and Not Priced
Committed and Priced

Strong Customer Base
Primarily investment grade utilities in the South-Southeast regions
ICG’s 3 largest customers are serviced by Central Appalachian operations
Georgia Power
Duke Energy
Carolina Power & Light
Northern Appalachian operations focus on Ohio Valley and Northeast utility sector
Larger customers include AEP, PP&L, and Allegheny
IL complex has long-term contract with (Springfield) City Water Light &
Power, and also services broad truck-delivery industrial market
Efforts to expand metallurgical customer base now underway
Expect to resume Vindex met shipments to export traders in September
Active negotiations w/domestic buyers on Beckley low vol met

100 100
97
92
87
61
60
56
3
8
13
39
40
44
0
20
40
60
80
100
ICG James
River
Massey Alpha Arch Peabody Foundation Consol
Non-Union Union
Largest completely non-union coal company in the U.S.
Most peers are vulnerable to workplace disruption during 2006 United
Mine Workers of America (UMWA) contract renewals
Workforce Composition
Highly Productive, Non-Union Workforce

Reclamation
71%
Rockefeller
5%
Workers
Comp
2%
FAS 106
8%
Black lung
14%
Source: Company Reports as of 12/31/05
Total Legacy Liabilities
Notes:
1 Legacy liabilities include Post Retirement Benefits, Black Lung liabilities,
Reclamation liabilities, Workers Compensation and Coal Act Liabilities
2         As of 12/31/05 as reported by Arch management and is pro forma for
Magnum Coal transaction
Low Legacy Liabilities
ICG Legacy Liabilities
Total:  $119mm
2
($ in millions)
1
3,553
2,298
772
409
320
120 119
110
Consol Peabody Foundation Massey Arch James
River
ICG Alpha

Experienced Management Team
The members of ICG’s senior management team have, on average, 25 years of industry work experience
Position
Years in
Industry
Prior
Employer
Ben Hatfield President and CEO 27 Arch
Scott Perkins Senior Vice President,
KY and Illinois Operations
27 Horizon
Sam Kitts Senior Vice President,
WV and MD Operations
19 Alpha Natural
Resources
Roger Nicholson Senior Vice President,
General Counsel & Secretary
20 Jackson Kelly
Michael Hardesty Senior Vice President,
Sales & Marketing
23 Arch
Gene Kitts Senior Vice President,
Mining Services
29 Arch
William Campbell Vice President &
Treasurer
31 Horizon
Charles Snavely Vice President,
Planning and Acquisitions
28 James River

Experienced Management Team
Brad Harris named CFO on September 6, 2006
CPA with 25 years of corporate and public accounting experience
15 years with Ernst & Young
Background in manufacturing and real estate sectors
Brings outstanding technical skills and financial expertise

350
375
400
425
450
475
500
1990 1995 2000 2005 2010 2015 2020
Demand Grows… …Eastern Production Falls
U.S. Annual Coal Consumption by Sector
Appalachia Annual Production
Sources: EIA; Energy Ventures Analysis
…as Eastern utility stockpiles remain at the low end of historic ranges
Favorable Steam Coal Market Fundamentals
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
1970 1979 1988 1998 2007 2016 2025
Electricity Other Total

(mm metric tonnes)
'95-'05 CAGR: 4.1%
'06E-'15E CAGR: 2.8%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2015

600
800
1,000
1,200
1,400
1,600
Global Crude Steel Production
Sources: World Steel Dynamics
Projected increase in global steel capacity in China, Brazil and India will support export demand for metallurgical coal
Favorable Outlook for Met Coal

Update on Sago Mine Accident
Mine explosion on January 2, 2006 resulted in 12 fatalities and critical injuries to
a 13   employee
ICG announced its initial findings from its independent investigation on March
15, but verification and further testing are ongoing.  Preliminary conclusions:
– Explosion was likely triggered by lightning strike conducted into a sealed area through mine infrastructure or roof strata
– Explosive pressure significantly exceeded 20 psi design criteria for mine seals
Preliminary findings announced jointly by MSHA & WV OMHST on May 4 generally concur with most ICG findings; final reports not yet issued
- WV OMHST Director has confirmed that NIOSH-MSHA seal tests indicate an explosive force well above the design criteria
Estimated impact of accident to 2006 EBITDA is $15.2 million, of which $11.7 million was incurred in the first quarter
ICG maintains substantial insurance policies to provide protection against potential employer-negligence (or “Mandolidis”) liability
th

Maintain a conservative capital structure and flexible balance sheet to support multiple internal growth initiatives
Pursue measured growth initiatives through the development of owned and controlled reserves
Maintain financial flexibility for the possible acquisition of reserves and/or operations
Financial and Investment Strategy

Historical Financial Summary
Notes:
1 Excludes freight and handling revenue
2 EBITDA is a non-GAAP measure. A reconciliation to net income is provided in the Appendix to this presentation
3 Includes capex and accounts payable (not included in GAAP reports)
Twelve months
ended
December 31,
Six months ended
June 30,
LTM period
ended June 30,
($ in millions) 2005 2005 2006 2006
Tons sold 14.8 7.0 9.6 17.4
Revenue $647.7 307.3 435.5 $775.9
% growth 27.0% – 41.7% 19.8%
Average coal revenue / ton sold $41.95 $41.23 $43.44 $43.07
EBITDA $106.1 $56.1 $30.9 $80.9
% margin 16.4% 18.3% 7.1% 10.4%
Net income (loss) $31.8 $19.9 ($6.8) $5.1
Capex 116.0 43.2 108.7 181.5
Cash $9.2 $12.7 $65.8 $65.8
Total debt 49.6 175.5 197.7 197.7
1
2
3

Revised Financial Guidance for 2006
Lowered outlook due to idling Sycamore 2 mining complex and poor cost performance at specific mining operations.
Sycamore 2 mine permanently downsized; net production drop of
1.5 million tons annually
Eliminating 1.7 million annual tons of high cost production at other
North/Central App operations
Currently projected 2006 coal production of approximately 17 MM tons, with sales of approximately 20 MM tons, versus previous guidance of 18
MM tons produced and approximately 22 MM tons sold.
Currently projected 2006 total revenues of approximately $0.9 billion versus approximately $1.0 billion previously projected.
Projected Q3 EBITDA in the range of $8 MM-$10 MM. Projected Q4
EBITDA in the range of $25 MM-$30 MM.  Projected 2006 EBITDA now in the range of $65 MM-$70 MM, down from $130 MM-$150 MM range.
Projected 2006 earnings now net loss of  $10 MM-$15 MM, or ($0.07)-
($0.10) per fully diluted share, versus earlier guidance of net earnings of $23 MM-$33 MM, or $0.15-$0.21 per fully diluted share.

Total Revenue Total EBITDA
1, 2
Financial Performance Summary
Notes:
1  EBITDA is a non-GAAP measure. A reconciliation to net income is provided in the Appendix to this presentation
2  2005 performance includes only the portion of Anker and CoalQuest activity post the November 18, 2005 merger date
Total Coal Revenue
0
200
400
600
800
1,000
1,200
2004 2005 2006
477
619
850
0
200
400
600
800
1,000
1,200
2004 2005 2006
510
648
900
40
60
80
100
120
140
160
2004 2005 2006
52
106
65-70
2
2

1
All industry players have experienced
higher costs:
–
Diesel fuel and energy
–
Steel and roof bolts
–
Tires
–
ANFO and other explosives
–
Labor and healthcare costs
In addition, other factors such as
thinning coal seams in the
Appalachian region have made
expansion and growth more
challenging
ICG believes that its reserve base
will support low-cost production
growth relative to peers and that its
balanced production profile will
support financial stability
Sector Cost Increases
Estimated Price Increase
2005 over 2004 (%)
Diesel Fuel (per gallon)
~28%
Tires (per tire) ~22%–63%
ANFO (per ton) ~25%
Labor Costs ~8%
Cost increases experienced by peers
1 Calculation includes only ICG operations in Q4 2004
21.8%
18.5%
16.2%
15.4%
13.7%
13.2%
12.5%
10.7%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
Arch CAPP
Region
James River
CAPP
Region
Massey Consol Alpha
Company
Mines
ICG
Alpha
Contract
Mines
Foundation

60%
60%
40%
40%
0
100
200
300
2002 2003 2004 2005 2006E
Predecessors
Capital Expenditures ($mm)
In 2005-2006, majority of capital dedicated to upgrading aged equipment fleet. Development projects included Flint Ridge and Raven.
In 2007-2009, $855 million in planned capex expected to be scaled back to focus growth capital on projects that offer greatest return
– Priority development projects Sentinel-Clarion, Beckley and Tygart #1
Total 29 23
39
116
Capital Expenditures
214
Maintenance
Growth

71.2
65.2
57.4
57.0
45.4
39.2
30.2
23.0
74.3
80.6
70.8
64.5
52.4
63.0
79.6
32.7
0
25
50
75
100
Alpha Foundation James River Massey Arch Peabody Consol ICG 6/30/06
Debt / Capitalization
Legacy-Adjusted Debt / Capitalization
Total Debt / Capitalization Comparison
ICG maintains the lowest debt / capitalization ratio in the sector
Note:
1    Legacy liability adjustments include post retirement benefits, black lung liabilities, reclamation liabilities, workers compensation and Coal Act liabilities
1

Prominent position in 3 of the 4 largest coal producing regions in the U.S.
Strong operating assets and large undeveloped reserve base provide attractive internal expansion opportunities
Growing production levels and significant committed tonnage
Highly productive workforce that is 100% union free
Strong balance sheet with minimal long–term legacy liabilities
Investment grade customer base extends across diverse market regions
Experienced management team
Favorable coal industry fundamentals
Key Investment Considerations

26 Questions & Answers

Appendix
EBITDA represents income from continuing operations before deducting net interest expense, income taxes, depreciation, depletion, amortization, and minority interest.  We present EBITDA because we consider it an important supplemental measures of our performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry, substantially all of which present EBITDA when reporting their results.
We also use EBITDA for the following purposes: Our executive compensation plan bases incentive compensation payments on our EBITDA performance measured against budgets and a peer group.  Our amended and restated credit facility uses EBITDA (with additional adjustments) to measure our compliance with covenants, such as interest coverage and debt incurrence.  EBITDA is also widely used by us and others in our industry to evaluate and price potential acquisition candidates.
EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under
GAAP.  Some of these limitations are:
EBITDA does not reflect our cash expenditures, or future requirements, for capital expenditures or contractual commitments;
EBITDA does not reflect changes in, or cash requirements for, our working capital needs;
EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on our debts;
Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; and
Other companies in our industry may calculate EBITDA differently than we do, limiting its usefulness as comparative measures.
EBITDA is a measure of our performance that is not required by, or presented in accordance with, GAAP and we also believe it is a useful indicator of our ability to meet debt service and capital expenditure requirements.  EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with
GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.
The following table reconciles net income, which we believe to be the closest GAAP performance measure, to EBITDA.
Year ended
December 31,
2005
Six months
ended June 30,
2005
Six months
ended June 30,
2006
Net income (loss) 31,825 19,949 (6,790)
Interest expense, net (14,394) 18,307 33,692
Income tax expense 16,676 6,610 (6,383)
Depreciation, depletion and amortization expense
43,195 11,220 87
EBITDA
106,075 56,086 30,863